                                                                 EXHIBIT 10.17


                                LEASE AGREEMENT


                                    Between


                                BC12 99, Ltd.,

                                 as Landlord,


                                      and


                              Active Power, Inc.

                                  as Tenant,


               Covering approximately 126,750 gross square feet
                           of the Building known as


                                   Braker 12


                                  located at


                               2128 Braker Lane


                             Austin, Texas, 78758

STANDARD INDUSTRIAL LEASE AGREEMENT
TRAMMELL CROW COMPANY - (AUS/91)

                                      Approximately 126,750 gross square feet
                                      2128 Braker Lane
                                      Austin, Texas 78758
                                      (Braker 12)

                                LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered into by and between BC12 99, Ltd., a Texas limited partnership hereinafter referred to as "Landlord," and Active Power, Inc., a Delaware corporation hereinafter referred to as "Tenant."

1. PREMISES AND TERM. In consideration of the mutual obligations of Landlord and Tenant set forth herein, Landlord leases to Tenant, and Tenant hereby takes from Landlord, approximately 126,750 square feet of space (the "Premises") shown on Exhibit "A" attached hereto and incorporated herein, located in the building known as Braker 12, which building has an address of 2128 Braker Lane, Austin, Travis County, Texas 78750 (the "Building"). The Building is located on the real property described on Exhibit "A-1" attached hereto and incorporated herein. The term of this Lease shall commence on the Commencement Date hereinafter set forth and shall end on the last day of the month that is forty-eight (48) months after the Commencement Date (the "Expiration Date"). Notwithstanding anything to the contrary contained herein, on the Commencement Date, Tenant shall lease only that portion of the Premises containing 85,000 square feet and shown on Exhibit "A-2" attached hereto and incorporated herein (the "Initial Premises"). Tenant shall lease approximately 20,875 square feet of the Premises shown on Exhibit "A-3" attached hereto and incorporated herein (the "First Additional Premises") not later than the date which is the sixth month anniversary of the Commencement Date and Tenant shall lease the remaining approximately 20,875 square feet of the Premises shown on Exhibit "A-4" attached hereto and incorporated herein (the "Second Additional Premises") not later than the first annual anniversary of the Commencement Date. In the event Tenant elects to lease the First Additional Premises prior to the six month anniversary of the Commencement Date or Tenant elects to lease the Second Additional Premises prior to the first annual anniversary of the Commencement Date, the commencement date for such space shall be the date Tenant actually occupies the First Additional Premises and/or the Second Additional Premises, as the case may be, for the conduct of Tenant's business. Further, notwithstanding anything to the contrary set forth herein, Tenant shall have no obligations with respect to or liability for the First Additional Premises or the Second Additional Premises until the applicable commencement date for such space, except for the obligation to pay one-half (1/2) of the Operating Expenses attributable to such space as provided in Paragraph 2C below.

  A.  Existing Building and Improvements.  The "Commencement Date" shall be May
      ----------------------------------
1, 2001, provided that the Commencement Date shall be delayed to the extent that Landlord fails to deliver possession of the Initial Premises to Tenant for any reason, including but not limited to, holding over by prior occupants. However, Landlord shall within fifteen (15) days after the execution of this Lease by Landlord and Tenant, notify the existing tenant in the Premises that such tenant shall not be permitted to hold over after the expiration of its lease and that the Premises have been rented to a third party effective as of May 1, 2001. If the Commencement Date is delayed, the Expiration Date under the Lease shall be similarly extended. Notwithstanding the foregoing, if the Commencement Date does not occur by July 1, 2001, Tenant shall be entitled to terminate this Lease by giving Landlord written notice of termination on or before the occurrence of the Commencement Date. Landlord shall use its best efforts to deliver the Initial Premises on May 1, 2001. Upon Landlord's delivery of the Premises, Landlord shall, at Landlord's sole cost and expense, re-key the Premises. In the event of holding over or retention of any third party tenant, tenants or occupants of the Premises by the current tenant after April 30, 2001, Landlord shall take all commercially reasonable steps necessary to evict such tenant as soon as possible, including without limitation, the employment of legal counsel to take steps required to evict such third party tenant, tenants or occupants. Upon Tenant's occupancy of the Premises, Tenant shall be deemed to acknowledge that subject to Paragraphs 4.B below, (i) it has inspected and accepts the Premises in its "as is" condition, (ii) the buildings and improvements comprising the same are suitable for the purpose for which the Premises are leased, (iii) the Premises are in good and satisfactory condition, and (iv) no representations as to the repair of the Premises nor promises to alter, remodel or improve the Premises have been made by Landlord (unless otherwise expressly set forth in this Lease).

2.  BASE RENT, SECURITY DEPOSIT AND ESCROW DEPOSITS.

  A.  Base Rent. Tenant agrees to pay Landlord base rent ("Base Rent") for the
      ---------
Premises, in advance, without demand, deduction or set off, except as otherwise provided herein, at the rates set forth below for the following periods:

          ----------------------------------------------------------------------------
               Months      Base Rental Rate PSF/Mo.  Square Feet  Base Monthly Rent
          ----------------------------------------------------------------------------
                1-6                 $0.48              85,000        $40,800.00
          ----------------------------------------------------------------------------
                7-12                $0.48              105,875       $50,820.00
          ----------------------------------------------------------------------------
               13-24                $0.48              126,750       $60,840.00
          ----------------------------------------------------------------------------
               25-48                $0.50              126,750       $63,375.00
          ----------------------------------------------------------------------------

per month during the Term hereof. One monthly installment of $40,800.00, shall be due and payable on the date hereof and shall be applied to the first monthly installment of Base Rent due hereunder, and the foregoing described monthly installments shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date, except that all payments due hereunder for any fractional calendar month shall be prorated. In the event Tenant elects to lease the First Additional Premises or the Second Additional Premises prior to the sixth month anniversary of the Commencement Date and the first annual anniversary of the Commencement Date, respectively, the Base Rent Schedule set forth above shall be adjusted accordingly.

  B.  Security Deposit.  In addition, Tenant agrees to deposit with Landlord on
      ----------------
the date hereof the sum of Seventy Nine Thousand Two Hundred Eighteen and 75/100 Dollars ($79,218.75) which shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's obligations under this Lease (the "Security Deposit"), it being expressly understood and agreed that the Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon occurrence of an Event of Default, Landlord may use all or part of the Security Deposit to pay past due rent or other payments due Landlord under this Lease or the cost of any other damage, injury, expense or liability caused by such Event of Default, without prejudice to any other remedy provided herein or provided by law. The Security Deposit shall be deemed the property of Landlord, but any remaining balance of the Security Deposit shall be returned by Landlord to Tenant when all of Tenant's obligations under this Lease have been fulfilled.

  C.  Operating Expenses.  Without limiting in any way Tenant's other
      ------------------
obligations under this Lease, Tenant agrees to pay to Landlord its Proportionate Share (as defined in this Paragraph 2C below) of Operating Expenses (hereinafter defined) for the Project (hereinafter defined). Operating Expenses shall mean
(i) Taxes (hereinafter defined) payable by Landlord pursuant to Paragraph 3A below, and the cost of any tax consultant to assist Landlord in determining the fair tax valuation of the Building and land upon which it is located (ii) the cost of utilities for the common areas of the Project payable by Landlord pursuant to Paragraph 8 below, (iii) Landlord's cost of maintaining any insurance or insurance related expense applicable to the Building and Landlord's personal property used in connection therewith including, but not limited to, insurance pursuant to Paragraph 9A below, and (iv) Landlord's cost of maintaining the Project which include but are not limited to (a) maintenance and repairs, (b) landscaping, (c) common area utilities, (d) water and sewer,
(e) roof repairs, (f) reasonable and customary management fees, (g) exterior painting, and (h) parking lot maintenance and repairs. Operating Expenses shall not include the following expenses: (a) any costs for interest, amortization, or other payments on loans to Landlord, (b) expenses incurred in leasing or procuring tenants, (c) legal expenses other than those incurred for the general benefit of the Building's tenants, (d) allowances, concessions, and other costs of renovating or otherwise improving space for occupants of the Building or other buildings in the Project or vacant space in the Building or other buildings in the Project, (e) rents under ground leases, (f) costs incurred in selling, syndicating, financing, mortgaging, or hypothecating any of Landlord's interests in the Building or the Project, (g) expenses for which Landlord is actually reimbursed by another source (excluding tenant reimbursement for Operating Expenses) including repair or replacement of any item covered by warranty as well as insurance proceeds received by Landlord or paid by a tenant or other third parties, (h) alterations attributable solely to individual tenants of the Project, (i) the cost of capital improvements, depreciation, interest, lease commissions, advertising and marketing costs, and principal payments on mortgage and other non-operating debts of Landlord, (j) depreciation of the Building or other buildings in the Project, (k) salaries paid to employees above the Building manager level, commission to brokers, advertising and promotion costs, and wages, salaries, fees and benefits paid to executive personnel or officers or partners of Landlord, (l) the cost of tools and equipment used initially in the construction of the Project, (m) costs incurred in connection with the original construction of the Project or with any major changes to same, including, but not limited to, additions or deletions of corridor extensions, renovations and improvements of the common areas beyond the costs caused by normal. wear and tear, and upgrades or replacement of major

Project systems, (n) costs of correcting defects (including latent defects), including any allowances for same, in the construction of the Project or its related facilities; (o) expenses for the defense of Landlord's title to the premises or the Building, (p) the cost of overtime or other expenses of Landlord in performing work expressly provided in this Lease to be performed by Landlord, at Landlord's expense and not as part of Operating Expenses, (q) any amounts expended by Landlord as environmental response costs for removal, enclosure, encapsulation, clean-up, remediation or other activities regarding Landlord's compliance with federal, state, municipal or local hazardous waste and environmental laws, regulations or ordinances, (r) any fines or penalties incurred as a result of Landlord's violation or failure to comply with any governmental regulations and rules or any court order, decree or judgment, (s) costs of initially bringing the Building or Project into compliance with applicable laws as of the date of this Lease, (t) attorneys fees incurred in connection with negotiations or disputes with other tenants or occupants of the Project, (u) any charge for Landlord's income taxes, excess profit taxes, or franchise taxes, (v) any Operating Expenses representing an amount paid to a related corporation, entity or person which is in excess of the amount which would be paid in the absence of such relationship, (w) expenses paid directly by Tenant for any reason (such as Tenant's electricity use), and (x) all costs for which Tenant or any other tenant in the Project is being directly or separately billed other than as a component of Operating Expenses. Prior to the Commencement Date and prior to January 1 of each calendar year during the Term, Landlord shall make a good faith estimate of Operating Expenses for the upcoming calendar year and Tenant's Proportionate Share of such expenses. During each month of the Term of this Lease, on the same day that Base Rent is due hereunder, Tenant shall deposit in escrow with Landlord an amount equal to one-twelfth (1/12) of the estimated amount of Tenant's Proportionate Share of the Operating Expenses. Tenant authorizes Landlord to use the funds deposited with Landlord under this Paragraph 2C to pay such Operating Expenses. The initial monthly escrow payments are based upon the estimated amounts for the year in question and shall be increased or decreased annually to reflect the projected actual amount of all Operating Expenses. As soon as is practical following the end of each calendar year during the Term Landlord shall furnish to Tenant a statement of Landlord's actual Operating Expenses for the previous calendar year. If the Tenant's total escrow deposits for any calendar year are less than Tenant's actual Proportionate Share of the Operating Expenses for such calendar year, Tenant shall pay the difference to Landlord within thirty (30) days after receipt of the statement of Actual Operating Expenses. If the total escrow deposits of Tenant for any calendar year are more than Tenant's actual Proportionate Share of the Operating Expenses for such calendar year, Landlord shall retain such excess and credit it against Tenant's Proportionate Share of Operating Expenses escrow deposits next maturing after such determination, except in connection with the last calendar year of the Term, in which case Landlord shall refund to Tenant any overpayment. The Premises and the Building are a part of a project or business park owned, managed or leased by Landlord or an affiliate of Landlord (the "Project"). Tenant's "Proportionate Share" of the Project, as used in this Lease, shall mean a fraction, the numerator of which is the gross rentable area contained in the Premises and the denominator of which is the gross rentable area contained in the Building, which is 126,750 square feet. Notwithstanding that the First Additional Premises and the Second Additional Premises are not initially part of the Premises, Tenant shall pay, commencing on the Commencement Date, one-half (1/2) of Tenant's Proportionate Share of Operating Expenses attributable to such space.

     Tenant at its sole expense, shall have the right no more frequently than once per calendar year, following thirty (30) days prior written notice to Landlord, which notice must be given within one hundred eighty (180) days after Tenant's receipt of Landlord's statement of actual Operating Expenses pursuant to this Paragraph 2.C, to audit Landlord's books and records relating to Operating Expenses at Landlord's office during Landlord's normal business hours. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit; provided, that if an audit by Tenant establishes that Landlord has overstated Tenant's Proportionate Share of Operating Expenses by more than five percent (5%) in any one calendar year, Landlord shall reimburse Tenant for the reasonable costs of the audit. Within sixty (60) days after the books and records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an "Objection Notice") stating in reasonable detail any objection to Landlord's statement of Operating Expenses for that year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised by Tenant's Objection Notice. The records obtained by Tenant shall be treated as confidential.

3. TAXES

     A.   Real Property Taxes.  Subject to reimbursement under Paragraph 2C
          -------------------
herein, Landlord agrees to pay all taxes, assessments and governmental charges of any kind and nature (collectively referred to herein as "Taxes") that accrue against the Premises, the Building and/or the land of which the Premises or the Building are a part. If at any time during the term of this Lease there shall be levied, assessed or imposed on Landlord a tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or improvements of which the Premises are a part, then all such taxes, assessments, levies or charges, or the part thereof so measured or based shall be deemed to be included within the term "Taxes" for the purposes hereof.

     B.   Personal Property Taxes.  Tenant shall be liable for all taxes levied
          -----------------------
or assessed against any personal property or fixtures placed in or on the Premises. If any such taxes are levied or assessed against Landlord or Landlord's property and (i) Landlord pays the same or (ii) the assessed value of Landlord's property is increased by inclusion of such personal property and fixtures and Landlord pays the increased taxes, then Tenant shall pay to Landlord, within thirty (30) days after receipt of an invoice therefor, together with documentation substantiating that such taxes were solely attributable to Tenant's personal property and fixtures, the amount of such taxes.

4. LANDLORD'S REPAIRS AND MAINTENANCE.

     A.   Structural Repairs.  Landlord, at its own cost and expense, shall
          ------------------
maintain the foundation and the structural soundness of the exterior walls of the Building in good repair, reasonable wear and tear excluded. The term "walls" as used herein shall not include windows, glass or plate glass, any doors, special store fronts or office entries, and the term "foundation" as used herein shall not include loading docks. Landlord shall further, at its sole cost and expense (subject to inclusion as a component of Operating Expenses to the extent such costs qualify as an Operating Expenses), repair, replace (as necessary) and maintain in good working order, condition and repair, the roof, landscaping, drainage, common area lighting facilities, parking lots and driveways of the Project, sanitary sewers and water main in the Building, concealed plumbing serving the Premises, all exterior common areas of the Project, and the exterior of the Building. With respect to the foregoing areas of repair and maintenance, Landlord shall maintain the Building in a manner reasonably consistent with comparable industrial buildings in the North Austin submarket ("Comparable Buildings"). Notwithstanding any other provision hereof, if the lack of such maintenance and repair materially impairs Tenant's use of or access to the Premises, and Landlord fails to make any required repairs within thirty (30) days after the receipt of Tenant's written notice or, in the event the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance and Landlord fails to commence performance with the thirty (30) day period and thereafter diligently pursue the completion of same using commercially reasonable efforts, Tenant may, at its option, make such repair or replacement on Landlord's behalf and Landlord shall reimburse to Tenant, within thirty (30) days of Tenant's written request therefor, Tenant's reasonable costs and expenses in connection with the exercise of such right. Tenant shall immediately give Landlord written notice of defect or need for repairs.

     B.   Delivery of Premises.  Landlord shall deliver the Premises to Tenant
          --------------------
in a "broom clean" condition with all systems in good working order, including without limitation, all lights and lighting fixtures, plumbing fixtures and systems, and with all dock doors and levelers in good working order. Landlord shall also deliver the Premises with those installations which are currently in the Premises that are identified by Landlord and Tenant prior to the Commencement Date. Upon the request of either party, the other party shall confirm in writing of such installations agreed to between Landlord and Tenant. Landlord shall warranty the HVAC systems serving the Premises for a period of thirty (30) days after the Commencement Date with respect to the Initial Premises and for a period of thirty (30) days after the applicable commencement date therefor, for the First Additional Premises and the Second Additional Premises. On or before the Commencement Date, Landlord shall provide Tenant with a copy of the existing tenant's exit inspection of the Premises, including an inspection report by a licensed engineer, evidencing that the HVAC and electrical systems serving the Premises are in good working order. On or before the Commencement Date, Landlord shall also provide Tenant with a copy of Landlord's most current roof inspecting evidencing that the roof of the Building is in good condition and repair. If the roof inspection reflects any condition needing repair, Landlord shall provide Tenant with evidence that such repair was performed, or Landlord shall promptly make the necessary repair.

     C.   Repainting of Building Exterior.  Prior to the Commencement Date,
          -------------------------------
Landlord shall, at its sole cost and expense (and not as a component of Operating Expenses), repaint the exterior of the Building in a color mutually approved by Landlord and Tenant.

5. TENANT'S REPAIRS.

     A.   Maintenance of Premises.  Tenant, at its own cost and expense, shall
          -----------------------
(i) maintain all parts of the interior of the Premises and promptly make all necessary repairs and replacements to the interior of the Premises (except those for which Landlord is expressly responsible hereunder), and (ii) keep the parking areas, driveways, alleyways and areas surrounding the loading docks free of trash, debris and inventory, including but not limited to pallets, barrels, and equipment from tenant use. If Tenant fails to make any required repairs within thirty (30) days after receipt of a written request from Landlord, or in the event the nature of Tenant's obligation is such that more than thirty (30) days is required for performance, and Tenant fails to commence performance within the thirty (30) day period and thereafter diligently pursue the completion of same using commercially reasonable efforts, then the Landlord may (but shall not be obligated to) perform such duties and the Tenant shall reimburse Landlord within thirty (30) days of presentation of appropriate statement. Tenant's obligation to maintain, repair and make replacements to the Premises shall cover, but not be limited to, pest control (including termites), trash removal and the maintenance, repair and replacement of all HVAC, electrical, plumbing,(but only to the extent it is not concealed), sprinkler and other mechanical systems.

     B.   Parking.  Tenant and its employees, customers and licensees shall
          -------
have the right to use all of the parking areas that have been designated as parking areas (which parking areas for the common use of tenants of the Project are shown on the site plan attached as Exhibit "A-5" attached hereto and incorporated herein), subject to (i) all reasonable rules and regulations promulgated by Landlord, and (ii) rights of ingress and egress of other lessees of the Project. Except in connection with Tenant's parking spaces in the Adjacent Parking Facility, Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties. Tenant shall have the right to take commercially reasonable efforts to enforce its parking rights with respect to the parking spaces not located in the Adjacent Parking Facility, including without limitation, the use of parking stickers and the right to tow or obstruct improperly parked vehicles. Tenant agrees not to park on any public streets or private roadways adjacent to or in the vicinity of the Premises. Landlord shall make available to Tenant on the Commencement Date the use of forty (40) parking spaces in the parking lot adjacent to the Project (the "Adjacent Parking Facility") on an unreserved basis. The location of the Adjacent Parking Facility is shown on Exhibit "A-6" attached hereto and incorporated herein. Landlord shall use reasonable efforts to insure that such spaces in the Adjacent Parking Facility shall be available for use by Tenant, including without limitation, the towing of unauthorized vehicles. Additionally, Landlord shall make available to Tenant in the Adjacent Parking Facility additional parking spaces in accordance with the following schedule :

                                             Total Parking Spaces
                    Months               in Adjacent Parking Facility
                    ------               ---------------------------

                    Months   6 - 12                  80 Spaces
                    Months 13 - 24                  120 spaces
                    Months 25 - 48                  160 Spaces

Landlord has not and will not grant any other tenant of the Project the right to use the parking spaces being made available to Tenant hereunder situated in the Adjacent Parking Facility during the term of this Lease (including any renewal thereof). In consideration of Landlord's provision of the parking spaces in the Adjacent Parking Facility, Tenant shall pay to Landlord, in addition to Base Rent, the sum of $19.00 per parking space per month plus Tenant's proportionate share of taxes, insurance and maintenance expenses applicable to the Adjacent Parking Facility. Such payments shall be due and payable at the same time as Base Rent is due hereunder.

     C.   System Maintenance.  Landlord shall service HVAC equipment serving the
          ------------------
Premises within thirty (30) days of Tenant's occupancy (and within thirty (30) days of Tenant's occupancy of the First Additional Premises and the Second Additional Premises, as applicable) to ensure such HVAC equipment is in good working order. Tenant, at its own cost and expense, shall enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor reasonably approved by Landlord for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The service contract must include the replacement of filters on a regular basis and all services suggested by the equipment manufacturer in its operations/maintenance manual and must become effective within ninety (90) days of the date Tenant takes possession of the applicable portion of the Premises.

6. ALTERATIONS.

     A.   Approval of Alterations.  Except as set forth below, Tenant shall not
          -----------------------
make any alterations, additions or improvements to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed for alterations or improvements which do not affect the structure of the Building or which do not adversely affect the mechanical, electrical or plumbing systems of the Building. Landlord shall not be required to notify Tenant of whether it consents to any alteration, addition or improvement until it (a) has received plans and specifications therefor which are sufficiently detailed to allow construction of the work depicted thereon to be performed in a good and workmanlike manner (and if Landlord has provided Tenant with a CAD disk with existing improvements, Tenant shall have updated such CAD disk), and (b) has had fifteen (15) business days to review such plans. If the alteration, addition or improvement will affect the Building's structure, HVAC system, or mechanical, electrical, or plumbing systems, then the plans and specifications therefor must be prepared by a licensed engineer reasonably acceptable to Landlord and, in the event Landlord has delivered to Tenant a CAD disk with all existing improvements and systems shown thereon, then Tenant shall update such CAD disk with such plans and specifications. Landlord shall notify Tenant whether it consents to any alteration, addition or improvement within fifteen (15) business days after Landlord has received the foregoing described plans. If Landlord fails to notify Tenant of its approval or disapproval of such alteration, addition or improvement within the foregoing described fifteen (15) business day period, Landlord shall be deemed to have approved such requested alteration, addition or improvement. Landlord's approval of any plans and specifications shall not be a representation that the plans or the work depicted thereon will comply with law or be adequate for any purpose, but shall merely be Landlord's consent to performance of the work. Upon completion of any alteration, addition, or improvement, Tenant shall deliver to Landlord accurate, reproducible as-built plans therefor and in the event Tenant has received a CAD disk from Landlord with all existing improvements, Tenant shall update the CAD disk to show such improvements. Tenant may erect shelves, bins, machinery and trade fixtures provided that such items (1) do not alter the basic character of the Premises or the Building; (2) do not overload the same; and (3) may be removed without material damage to the Premises. Unless Landlord specifies in writing otherwise, all alterations, additions, and improvements shall be Landlord's property when installed in the Premises. All shelves, bins, machinery and trade fixtures installed by Tenant shall be removed on or before the earlier to occur of the day of termination or expiration of this Lease or vacating the Premises, at which time Tenant shall repair any damage caused by such removal. Additionally, subject to paragraph (a) of the Tenant Improvement section of Exhibit C, Landlord shall have the right to require Tenant to remove any
---------
alterations made to the Premises by Tenant during the term of this Lease. In the event Landlord requires Tenant to remove any such alterations, Landlord shall provide Tenant written notice of such removal requirement prior to the expiration of the term of this Lease, and Tenant shall be afforded a reasonable time to accomplish such removal after the Expiration Date and Tenant shall repair any damage caused by such removal. All work performed by a Tenant in the Premises (including that relating to the installations, repair replacement, or removal of any item) shall be performed in accordance with all applicable governmental laws, ordinances, regulations, in a good and workmanlike manner, and so as not to damage or alter the Building's structure or the Premises. Tenant shall be responsible for compliance with The Americans With Disabilities Act of 1990 (the "ADA") with respect to any alterations, additions or improvements to the Premises made by Tenant; provided that in no event shall Tenant be required to make any alterations to the Premises or make any structural alterations or alterations to the base Building (including restrooms located within the Premises) in order to comply with the ADA or any other federal or state law related to handicap or disabled persons unless compliance is necessary solely as a result of Tenant's specific use of the Premises (and not as a result of Tenant's use of the Premises for the purposes set forth in Paragraph 12.A below) and not merely due to the fact that Tenant is making alterations.

     B.   Permitted Alterations.  Notwithstanding the foregoing provisions to
          ---------------------
Paragraph 6, Landlord's consent shall not be required for (i) the movement, installation or modification of trade fixtures (including, without limitation, risers, utility feeds and related conduits and interior fresh air/exhaust louvers, but excluding any trade fixture to be installed on the outside of the Premises or the Building), furniture (including, without limitation, kitchen appliances, demountable partitions, computer racking and similar demountable fixtures) and trade equipment to be installed on the inside of the Premises or the Building; provided, however, that all of the foregoing items may be removed from the Premises without material injury thereto, or (ii) any alterations and improvements to the interior of the Building which do not affect the Building structure and which do not materially affect the Building's mechanical, electrical or plumbing systems.

     C.   Exterior Installations.  Subject to Landlord's approval, not to be
          ----------------------
unreasonably withheld, Tenant shall have the right, at Tenant's sole cost and expense, to install (i) a load bank yard and related equipment, and (ii) additional transformers on the real property described in Exhibit "A-1" as required by Tenant's permitted use of the Premises, all in locations approved by Landlord, which approval shall not be unreasonably withheld, provided that Tenant obtains all necessary approvals from the City of Austin and all other governmental authorities having jurisdiction over Tenant, the real property and the installations. Tenant shall remove the foregoing described installations and all associated equipment at the end of the Lease Term and shall repair all damage to the Project caused by such removal. Tenant shall at its expense, maintain the installations in good and operable condition and shall be responsible for the maintenance, repair, replacement and removal thereof, as necessary. Landlord agrees that the location set forth on Exhibit "A-7" is an approved location for the load bank yard.

7. SIGNS. Any exterior signage Tenant desires for the Premises shall be subject to Landlord's written approval, which approval shall not be unreasonably withheld or delayed. Subject to Landlord's approval of the design, location and method of installation, which approval will not be unreasonably withheld or delayed, Tenant shall be entitled to install, at Tenant's sole cost and expense, up to two (2) corporate identification signs on the exterior of the Building and one (1) monument along the entrance to Braker Lane, in a location to be mutually approved by Landlord and Tenant. Upon the expiration or earlier termination of this Lease, Tenant shall remove the two (2) corporate identification signs on the exterior of the Building. Tenant shall repair, paint and/or replace the Building fascia surface to which its signs are attached upon Tenant's vacating the Premises or the removal or alteration of its signage. Tenant shall not, without Landlord's prior written consent, (i) make any changes to the exterior of the Premises, such as painting; (ii) install any exterior lights, decorations, balloons, flags, pennants or banners; or (iii) except as otherwise provided herein, erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall conform in all respects to the criteria established by Landlord and attached hereto as Exhibit "D". Landlord shall notify Tenant whether it consents to any exterior lighting or other change or alteration to the exterior of the Premises or the Building within ten (10) business days after Landlord has received plans and specifications therefor, which detail, without limitation, the method of attachment and location thereof. If Landlord fails to notify Tenant of its approval or disapproval of any requested exterior lighting, exterior cameras or other exterior installation within such ten (10) business day period, Landlord shall be deemed to have approved the installation of the same.

8. UTILITIES. Landlord agrees to provide normal water, electricity, sewer and gas service to the Premises. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or at the Premises, together with any taxes, penalties, surcharges or the like pertaining to the Tenant's use of the Premises directly to the utility providing the same. All of said services except as provided below, shall be separately metered to Tenant, at Tenant's expense. Landlord shall not be liable for any interruption or failure of utility service on the Premises, and Tenant shall have no rights or claims as a result of any such failure. Notwithstanding the foregoing, in the event of a failure or interruption of electricity or water to the Premises which prohibits or unreasonably interferes with Tenant's ability to conduct business at the Premises and which (i) continues for forty-eight (48) consecutive hours, and (ii) is caused by Landlord or Landlord's agents, employees or contractors, Tenant shall be entitled to an abatement of rent payable hereunder after the expiration of such forty-eight (48) hour period until such electricity and/or is restored to the Premises to the extent necessary to permit Tenant to conduct business. In the event water is not separately metered to Tenant, Tenant agrees that it will not use water and sewer capacity for uses other than normal domestic restroom and kitchen usage without first obtaining Landlord's consent.

9. INSURANCE.

     A.   Landlord's Insurance.  Landlord shall maintain during the Term of this
          --------------------
Lease, insurance covering the Building in an amount equal to the full "replacement cost" thereof (exclusive of foundation and excavation costs), insuring against the perils of fire, lightning, extended coverage, vandalism and malicious mischief. Landlord shall also maintain during the Term of this Lease a policy or policies of commercial general liability insurance (including endorsement or separate policy for owned or non-owned automobile liability) covering the Project, with the premiums thereon fully paid on or before the due date, issued by and binding upon an insurance company or companies qualified to do business in the State of Texas. Such insurance shall afford minimum protection of not less than $1,000,000.00 per occurrence per person coverage for bodily injury, property damage, personal injury, or combination thereof together with an umbrella or excess policy in an amount not less than $5,000,000.00 over Landlord's base coverage amount. The term "personal injury" herein used means false arrest, detention or imprisonment, malicious prosecution, wrongful entry, libel and slander. If only a combined single limit coverage is available, it shall be for at least $3,000,000.00 per occurrence with an umbrella policy of at least $5,000,000.00 combined single limit per occurrence.

     B.   Tenant's Insurance.  Tenant, at its own expense, shall maintain
          ------------------
during the Term of this Lease a policy or policies of workers' compensation insurance in compliance with the laws of the State of Texas and commercial general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of Five Hundred Thousand Dollars ($500,000.00) for property damage and One Million Dollars ($1,000,000.00) per occurrence and One Million Dollars ($1,000,000.00) in the aggregate for personal injuries or deaths of persons occurring in or about the Premises. Tenant, at its own expense, shall also maintain during the term of this Lease fire and extended coverage insurance covering the replacement cost of all of Tenant's personal property contained within the Premises. The commercial general liability insurance policy shall (i) name the Landlord and the management company for the Project as additional insureds and any workers' compensation policy carried by Tenant, include a waiver of subrogation endorsement in favor of Landlord; (ii) be issued by an insurance company which is reasonably acceptable to Landlord; and (iii) provide that the issuer of such policy shall endeavor to notify Landlord thirty (30) days prior to any cancellation thereof. Certificates for such policies shall be delivered to Landlord by Tenant on or before the Commencement Date and upon each renewal of said insurance.

     C.   Prohibited Uses.  Tenant will not permit the Premises to be used for
          ---------------
any purpose or in any manner that would (i) void the insurance thereon, (ii) increase the insurance risk or cost thereof, or (iii) cause the disallowance of any sprinkler credits; including without limitation, use of the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable. Landlord represents that Tenant's intended use of the Premises shall not result in an increase in Landlord's insurance
premiums.    If any increase in the cost of any insurance on the Premises or the
Building is caused by Tenant's use of the Premises or because Tenant vacates the Premises, then Tenant shall pay the amount of such increase to Landlord within thirty (30) days after receipt of an invoice therefor together with evidence substantiating that such increase was caused solely by Tenant.

10. FIRE AND CASUALTY DAMAGE.

     A.   Total or Substantial Damage and Destruction.  If the Premises or the
          -------------------------------------------
Building should be damaged or destroyed by fire or other peril, Tenant shall immediately give written notice to Landlord of such damage or destruction. If the Premises or the Building should be so damaged by fire or other casualty that, in Landlord's estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage (or within ninety
(90) days after the date of such damage, if the damage occurs during the last twelve (12) months of the Lease Term, unless Tenant exercises its renewal option, in which event the ninety (90) day period shall not apply), then either Landlord or Tenant shall have the right to terminate this Lease, and in the event of such termination, the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage. Landlord shall notify Tenant within thirty (30) days after the date of the damage of Landlord's estimated repair period (the "Repair Estimate") and in the event the Repair Estimate reflects a repair period in excess of one hundred eighty (180) days (or ninety (90) days, if applicable), the Repair Estimate shall state whether Landlord elects to terminate this Lease. In the event the Repair Estimate reflects that the repair period is in excess of one hundred eighty (180) days (or ninety (90) days, if applicable) and Landlord does not elect to terminate this Lease, Tenant shall be entitled to terminate this Lease by delivering written notice of termination to Landlord within fifteen (15) business days after Tenant's receipt of the Repair Estimate. In the event neither Landlord nor Tenant terminate this Lease pursuant to this Paragraph 10A., Landlord, at its sole expense, shall perform Landlord's Restoration Work (hereinafter defined) with reasonable diligence and continuity. "Landlord's Restoration Work" shall mean all of the work necessary to repair and restore the Building (exclusive of Tenant's property) to substantially the same condition as that in which its was in immediately prior to the happening of the fire or other casualty.

     B.   Partial Damage or Destruction.  If the Premises or the Building should
          -----------------------------
be damaged by any peril covered by the insurance to be provided by Landlord under Paragraph 9A above and, the Repair Estimate reflects that rebuilding or repairs can be substantially completed within one hundred eighty (180) days (or ninety (90) days, if applicable) after the date of such damage, or in the event the damage cannot be repaired within one hundred eighty (180) days (or ninety
(90) days, if applicable) but neither Landlord nor Tenant terminates this Lease under Paragraph 10A., then this Lease shall not terminate and Landlord shall promptly commence Landlord's Restoration Work.

     C.   Lienholders' Rights in Proceeds.  Notwithstanding anything herein to
          -------------------------------
the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen
(15) days after such requirement is made known to Landlord by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     D.   Rent Abatement.  If the Premises shall be rendered untenantable or
          --------------
inaccessible as a result of a fire or other casualty, then all rent payable hereunder (including, without limitation the Tenant's Proportionate Share of Operating Expenses) shall be abated in proportion to the area of the Premises that has been rendered untenantable, inaccessible or unfit for Tenant's use and occupancy for the period from the date of such damage or destruction until the earlier of the date on which Tenant reoccupies the Premises (or such portion thereof) for the normal conduct of its business.

     E.   Waiver of Subrogation.  Notwithstanding anything to the contrary set
          ---------------------
forth herein, Tenant and Landlord each hereby waives on behalf of itself and their respective insurers (none of which shall ever be assigned any such claim or be entitled thereto due to subrogation or otherwise) any and all rights of recovery, claim, action, or cause of action, against the other of them or their respective agents, officers, and employees, for any loss or damage that may occur to the Premises, or any improvements thereto or the Building of which the Premises or the Project are a part, or any improvements thereto, or any personal property therein, by reason of fire, the elements, or any other cause(s) which are, or could be, insured against under the terms of a standard fire and extended coverage insurance policy issued in the state of Texas, regardless of whether such insurance is actually maintained and REGARDLESS OF THE CAUSE OR ORIGIN OF THE DAMAGE INVOLVED, INCLUDING THE SOLE JOINT OR CONCURRENT, NEGLIGENCE OF THE RELEASED PARTY OR ITS AGENTS, OFFICERS, EMPLOYEES OR BUILDING MANAGER.

     F.   Termination Right.  In any case where the Repair Estimate does not
          -----------------
give rise to Tenant's termination right as aforesaid (as well as any case where Tenant does not elect to exercise its termination right as aforesaid), Tenant shall have the right to terminate this Lease, if for any reason, Landlord's Restoration Work is not completed by the Outside Restoration Date (as defined below). Tenant may exercise the termination right described in the preceding sentence by delivering written notice thereof to Landlord at any time following the Outside Restoration Date and prior to the date Landlord completes Landlord's Restoration Work; provided however, Landlord may nullify such termination notice if Landlord completes Landlord's Restoration Work within thirty (30) days after its receipt of such notice, in which case this Lease shall continue in full force and effect. If Tenant terminates this Lease as provided in this Section 10.F, then such termination shall be effective on the date specified in Tenant's notice of termination but no later than one hundred eighty (180) days after the date of such notice as if said date were the date fixed for the expiration of the Term. Any rent paid by Tenant for a period beyond the date of termination of this Lease or for any period of abatement shall promptly be refunded by Landlord to Tenant. For purposes of this Lease, the term "Outside Restoration Date", with respect to any fire or other casualty, shall mean the date which is the day following the date of the casualty plus the repair period set forth in the Repair Estimate; provided, however, that the Outside Restoration Date shall be postponed by one day for each day that Landlord is actually delayed in completing such Landlord's Restoration Work as a result of one or more events of force majeure; provided, further, however, that (i) the Outside Restoration Date shall not be postponed by more than thirty (30) days in the aggregate as a result of events of force majeure, no matter how many days Landlord is actually delayed in completing Landlord's Restoration Work as a result of one or more events of force majeure, and (ii) Landlord shall not be deemed to have been actually delayed in completing the Landlord's Restoration Work by an event of force majeure unless, within five (5) days after such event of force majeure, Landlord shall have notified Tenant of such event of such event of force majeure and of the fact that the same is going to delay Landlord in completing the Landlord's Restoration Work.

     The provisions of this Paragraph 10 shall be considered an express agreement governing any case of damage or destruction of the Building or the Premises by fire or other casualty and any law now or hereafter in force which is inconsistent with the provisions of this Paragraph 10 shall have no application.

11. LIABILITY AND INDEMNIFICATION. Except for any claims, rights of recovery and causes of action that Landlord has released, Tenant shall hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage (i) to any person or property whatsoever occurring in, on or about the Premises or any part thereof, the Building and/or other common areas, the use of which Tenant may have in accordance with this Lease, if (and only if) and to the extent (and only to the extent) such injury or damage shall be caused in whole or in part by the act, neglect, fault or omission of any duty by Tenant, its agents, employees or contractors; and (ii) all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. The provisions of this Paragraph 11 shall survive the expiration or termination of this Lease. Landlord shall not be liable in any event for personal injury or loss of Tenant's property caused by fire, flood, water leaks, rain, hail, ice, snow, smoke, lightning, wind, explosion, interruption of utilities or other occurrences. Landlord strongly recommends that Tenant secure Tenant's own insurance in excess of the amounts required elsewhere in this Lease to protect against the above occurrences if Tenant desires additional coverage for such risks. Tenant shall give prompt notice to Landlord of any significant accidents involving injury to persons or property. Furthermore, Landlord shall not be responsible for lost or stolen personal property, equipment, money or jewelry from the Premises or from the public areas of the Building or the Project, regardless of whether such loss occurs when the area is locked against entry. Landlord shall not be liable to Tenant or Tenant's employees, customers or invitees for any damages or losses to persons or property caused by any lessees in the Building or the Project, or for any damages or losses caused by theft or burglary. Landlord strongly recommends that Tenant provide its own security systems and services and secure Tenant's own insurance in excess of the amounts required elsewhere in this Lease to protect against the above occurrences if Tenant desires additional protection or coverage for such risks. Landlord may, but is not obligated to, enter into agreements with third parties for the provision, monitoring, maintenance and repair of any courtesy patrols or similar services or fire protective systems and equipment and, to the extent same is provided at Landlord's sole discretion, Landlord shall not be liable to Tenant for any damages, costs or expenses which occur for any reason in the event any such system or equipment is not properly installed, monitored or maintained or any such services are not properly provided. Landlord shall use reasonable diligence in the maintenance of existing lighting, if any, in the parking areas servicing the Premises, and Landlord shall not be responsible for additional lighting or any security measures in the Project, the Premises, or parking areas.

12.  USE AND COMPLIANCE WITH LAWS.

     A.   Tenant's Use.  The Premises shall be used only for the purpose of
          ------------
receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant, for manufacturing (to the extent permitted by law) and assembly, and for such other lawful purposes as may be incidental thereto. Except as otherwise provided herein, outside storage, including without limitation storage of trucks and other vehicles, is prohibited without Landlord's prior written consent.

     B.   Tenant's Compliance Obligations.  Subject to Paragraphs 4 and 12C
          -------------------------------
hereof, Tenant shall comply with all governmental laws, ordinances and regulations applicable to Tenant's specific use of the Premises and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in, upon or connected with the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with or endanger Landlord or any other lessees of the Building or the Project.

     C.   Landlord's Compliance Obligations.  Landlord shall be responsible at
          ---------------------------------
Landlord's expense for compliance with all federal , state and local laws, ordinances and regulations (including without limitation the ADA and the Texas Architectural Barriers Act) applicable to the Premises, the common areas of the Project and the exterior of the Building unless, such compliance is necessary solely as a result of Tenant's specific use of the Premises (and not as a result of Tenant's use of the Premises set forth in Paragraph 12 A above) and not merely due to the fact that Tenant is making alterations to the Premises.

13. HAZARDOUS WASTE. The term "Hazardous Substances," as used in this Lease, shall mean pollutants, contaminants, toxic or hazardous wastes, radioactive materials or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local statute, ordinance, regulation or other law of a governmental or quasi-governmental authority relating to pollution or protection of the environment or the regulation of the storage or handling of Hazardous Substances. Tenant hereby agrees that: (i) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted Activities"), provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord and, in connection therewith, Tenant shall be responsible for obtaining any required permits or authorizations and paying any fees and providing any testing required by any governmental agency; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances, except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials"), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and have been approved in advance in writing by Landlord, and, in connection therewith, Tenant shall be responsible for obtaining any required permits or authorizations and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the Premises will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not cause any surface or subsurface conditions to come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; and (vi) Tenant will not permit its agents or employees to bring any Hazardous Substances onto the Premises, except for the Permitted Materials, and if so brought thereon, the same shall be immediately removed, with proper disposal, and all required clean-up procedures shall be diligently undertaken by Tenant at its sole cost pursuant to all Environmental Laws. Landlord and Landlord's representatives shall have the right but not the obligation to enter the Premises upon reasonable prior notice for the purpose of inspecting the storage, use and disposal of any Permitted Materials to ensure compliance with all Environmental Laws; provided that Tenant's business operations are not unreasonably disturbed and Landlord repairs all damage resulting from such inspection. Should it be determined that any Permitted Materials are being improperly stored, used or disposed of, then Tenant shall immediately take such corrective action as is reasonable under the circumstances. If at any time during or after the term of this Lease, the Premises is found to be contaminated with Hazardous Substances which were brought onto the Premises by Tenant or Tenant's employees or agents, Tenant shall diligently institute proper and thorough clean-up procedures, at Tenant's sole cost. Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages, penalties and obligations of any nature arising from or as a result of any contamination of the Premises with Hazardous Substances brought onto the Premises by Tenant or Tenant's agents or employees. The foregoing indemnification and the responsibilities of Tenant shall survive the termination or expiration of this Lease.

     Notwithstanding anything to the contrary contained in this Lease, Landlord (and not Tenant) shall be liable for, and Tenant shall not be deemed to have waived by taking possession of the Premises or otherwise, any violations of applicable laws (including applicable laws pertaining to health and the environment) or restrictive covenants or other encumbrances relating to the Project that: (i) occurred in whole or in part prior to the date hereof, including any violation continuing as of the date hereof; or (ii) result in whole or in part from the failure of the Project (as opposed any particular operation or conduct of Tenant in the Premises which may violate applicable laws or other provisions of this Lease) to comply with applicable laws or restrictive covenants or other encumbrances (excluding, however, any such failure that is caused by alterations to the Premises made by Tenant); or (iii) result in whole or in part from the presence, release or disposal of asbestos or other Hazardous Substances on or from the Project, excluding only Hazardous Substances placed on the Project by Tenant. In the event any asbestos or asbestos containing materials is found in the Premises and the same was not placed therein by Tenant or Tenant's agents or employees, Landlord shall, at Landlord's sole cost and expense, promptly cause the removal of all such asbestos and asbestos containing materials, whether or not such removal is required under applicable laws.

14. INSPECTION. Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours (or at any time in case of emergency) upon reasonable prior notice (i) to inspect the Premises,
(ii) to make such repairs as may be required or permitted pursuant to this Lease, and/or (iii) during the last six (6) months of the Lease Term, for the purpose of showing the Premises. In addition, during the last six (6) months of the Term Landlord shall have the right to erect a suitable sign on the Premises stating the Premises are available for lease.

15.  ASSIGNMENT AND SUBLETTING.

     A. Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any such attempted assignment in violation of the terms and covenants of this Paragraph shall, exercisable in Landlord's sole and absolute discretion, be voidable. If Tenant requests Landlord's consent to an assignment or sublease, Tenant shall submit to Landlord, in writing, the name of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant, the term, use, rental rate and all other material terms and conditions of the proposed assignment or sublease. Landlord shall within twenty (20) days after Landlord's receipt of such written request and information either consent to or refuse to consent to such assignment or sublease in writing (but no such consent to an assignment or sublease shall relieve Tenant of its obligations under this Lease of any liability hereunder). If Landlord should fail to notify Tenant in writing of its decision within such twenty (20) day period, Landlord shall be deemed to have consented to such assignment or sublease.

     B. In addition to the rent hereunder, Tenant hereby covenants and agrees to pay to Landlord fifty percent (50%) of any Net Profits (as hereinafter defined) which it receives which is in excess of the rent (including Base Rent, Operating Expenses and parking rent) payable hereunder within ten (10) days following receipt thereof by Tenant. The term "Net Profits" as used herein shall mean such portion of the rent payable by an assignee or subtenant under the applicable assignment or sublease in excess of the rent payable by Tenant under this Lease (or pro rata portion thereof in the event of a subletting) for the corresponding period, after deducting from such excess rent the following:
(i) all of Tenant's reasonable costs associated with such assignment or subletting, including, without limitation, broker commissions, architectural fees, engineers' fees and attorney fees; (ii) any reasonable costs incurred by Tenant to prepare or alter the Premises, or portion thereof, for the assignee or sublessee; (iii) any design, construction or moving allowances, rental concessions or other out-of-pocket concession or costs incurred by Tenant. The provisions of this subparagraph B shall not apply to a Permitted Transfer, as hereinafter defined. Notwithstanding the foregoing, during the occurrence of an Event of Default under Paragraph 19A, Landlord shall be entitled to receive and Tenant shall pay to Landlord all rent payable by an assignee or subtenant, without deduction for any costs or expenses incurred by Tenant.

     C. If at any time during the Lease Term the person or persons who own the voting shares of Tenant at the time of the execution of this Lease cease for any reason, including but not limited to merger, consolidation or other reorganization involving another corporation, to own a majority of such shares (except as the result of transfers by gift, bequest or inheritance to or for the benefit of members of the immediate family of such original shareholder(s)), such an event shall be deemed to be an assignment. The preceding sentence shall not apply whenever Tenant is a corporation, the outstanding stock of which is listed on a recognized security exchange, or if at least eighty percent (80%) of its voting stock is owned by another corporation, the voting stock of which is so listed.

     D. Notwithstanding anything herein to the contrary, Tenant may assign its entire interest under this Lease or sublet the Premises to a wholly-owned corporate or controlled subsidiary or parent of Tenant or to any successor to Tenant by purchase, merger, consolidation or reorganization (hereinafter collectively referred to "Corporate Transfer") without the consent of Landlord provided: (i) Tenant is not in default under this Lease beyond any applicable cure period; (ii) if such proposed transferee is a successor to Tenant by purchase, said proposed transferee shall acquire all or substantially all of the stock or assets of Tenant's business or, if such proposed transferee shall acquire all or substantially all of the stock or assets of Tenant's business or, if such proposed transferee is a successor to Tenant by merger, consolidation or reorganization, the continuing or surviving corporation shall own all or substantially all of the assets of Tenant; (iii) in no event shall any transfer, release or relief of Tenant from any of its obligations under this Lease, unless Tenant ceases to exist as a result of the Corporate Transfer; and (iv) such transferee assumes in writing Tenant's obligations under this Lease or such transferee assumes Tenant's obligations under this Lease by operation of law. Tenant shall give Landlord written notice at least twenty (20) days prior to the effective date of such Corporate Transfer. As used herein, the terms "control" or "subsidiary" shall mean a corporate entity wholly-owned by Tenant or at least 51 percent of its voting stock is owned by Tenant. A transfer pursuant to the provisions of this Paragraph 15D shall sometimes be referred to herein as a "Permitted Transfer".

16. CONDEMNATION. If any portion of the Premises is taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain or private purchase in lieu thereof, and the taking prevents or materially interferes with the use of the remainder of the Premises for the purpose for which they were leased to Tenant or, in Tenant's reasonable opinion, the remaining portion of the Premises is not suitable for Tenant's use, then Tenant shall have the right to terminate this Lease by delivering written notice of termination to Landlord within thirty (30) days of the taking, and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking. In the event Tenant does not elect to terminate this Lease, the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. All compensation awarded in connection with or as a result of any of the foregoing proceedings shall be the property of Landlord, and Tenant hereby assigns any interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or goodwill or for the taking of Tenant's trade fixtures and personal property, if a separate award for such items is made to Tenant.

17. HOLDING OVER. At the termination of this Lease by its expiration or otherwise, Tenant shall immediately deliver possession of the Premises to Landlord with all repairs and maintenance required herein to be performed by Tenant completed. If, for any reason, Tenant retains possession of the Premises after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, such possession shall be deemed to be a tenancy at will only, and all of the other terms and provisions of this Lease shall be applicable during such period, except that Tenant shall pay Landlord from time to time, upon demand, as rental for the period of such possession, an amount equal to one and one-half (1 1/2) times the Base Rent in effect on the date of such termination of this Lease, computed on a daily basis for each day of such period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 17 shall not be construed as consent for Tenant to retain possession of the Premises in the absence of written consent thereto by Landlord.

18. QUIET ENJOYMENT. Landlord represents that it has the authority to enter into this Lease and that, so long as Tenant pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

19. EVENTS OF DEFAULT. The following events (herein individually referred to as an "Event of Default") each shall be deemed to be a default in or breach of Tenant's obligations under this Lease:

     A. Tenant shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date Tenant receives written notice that such payment was not made when due; provided however, that Landlord shall not be required to provide such written notice to Tenant more than two (2) times in any calendar year.

     B. Tenant shall fail to discharge any lien placed upon the Premises in violation of Paragraph 22 hereof within twenty (20) days after Tenant's receipt of notice of any such lien or encumbrance being filed against the Premises.

     C. Tenant shall fail to comply with any term, provision or covenant of this Lease (other than those listed above in this paragraph) and shall not cure such failure within thirty (30) days after written notice thereof from Landlord, (except that if compliance cannot reasonably be achieved within the thirty (30) day period, there shall be no event of default so long as Tenant commences the cure within the thirty (30) day period and diligently and continuously pursues actions intended to bring about compliance and brings about such compliance within sixty (60) days after the expiration of the initial thirty (30) day period).

20. REMEDIES. Upon each occurrence of an Event of Default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand:

     (a)  Terminate this Lease;

     (b) Enter upon and take possession of the Premises without terminating this Lease;

     (c) Make such payments and/or take such action and pay and/or perform whatever Tenant is obligated to pay or perform under the terms of this Lease; and/or

     (d) Alter all locks and other security devices at the Premises, with or without terminating this Lease, and pursue, at Landlord's option, one or more remedies pursuant to this Lease, and Tenant hereby expressly agrees that Landlord shall not be required to provide to Tenant the new key to the Premises, regardless of hour, including Tenant's regular business hours;

and in any such event Tenant shall immediately vacate the Premises, and if Tenant fails to do so, Landlord, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefore. The provisions of this Lease are intended to supersede Section 93.002 of the Texas Property Code and Tenant hereby expressly waives any and all rights and remedies Tenant may have under Paragraph (g) of such Section 93.002. Notwithstanding anything to the contrary contained in this Lease, in no event shall Tenant be liable for special or consequential damages as a result of a breach of or default under this Lease.

     A.   Damages Upon Termination.  If Landlord terminates this Lease at
          ------------------------
Landlord's option, Tenant shall be liable for and shall pay to Landlord the sum of all rental and other payments owed to Landlord hereunder accrued to the date of such termination, plus, as liquidated damages, an amount equal to the positive difference, if any, of (i) the present value calculated at an interest rate of ten percent (10%) of the total rental and other payments owed hereunder for the remaining portion of the Lease term, calculated as if such term expired on the date set forth in Paragraph 1, less (ii) the present value calculated at an interest rate of ten percent (10%) of the then fair market rental for the Premises for such period.

     B.   Damages Upon Repossession.  If Landlord repossesses the Premises
          -------------------------
without terminating this Lease, Tenant, at Landlord's option, shall be liable for and shall pay Landlord on demand all rental and other payments owed to Landlord hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Tenant to Landlord until the date of expiration of the term as stated in Paragraph 1, diminished by all amounts actually received by Landlord through reletting the Premises during such remaining term (but only to the extent of the rent herein reserved). Actions to collect amounts due by Tenant to Landlord under this paragraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease term.

     C.   Costs of Reletting, Removing, Repairs and Enforcement.  Upon an
          -----------------------------------------------------
Event of Default, in addition to any sum provided to be paid under this Paragraph 20, Tenant also shall be liable for and shall pay to Landlord (i) brokers' fees and all other costs and expenses incurred by Landlord in connection with reletting the whole or any part of the Premises to the extent the same are not reimbursed under a new lease covering the Premises; (ii) the costs of removing, storing or disposing of Tenant's or any other occupant's property; (iii) the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants to the extent the same are not reimbursed under a new lease covering the Premises; (iv) any and all costs and expenses incurred by Landlord in effecting compliance with Tenant's obligations under this Lease; and (v) all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies hereunder, including without limitation all reasonable attorneys' fees and all court costs incurred in connection with such enforcement or defense.

     D.   Late Charge.  In the event Tenant fails to make any payment due
          -----------
hereunder within five (5) days after such payment is due, including without limitation any rental or escrow payment, in order to help defray the additional cost to Landlord for processing such late payments and not as interest, Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such payment. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law, and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. Notwithstanding the foregoing, Tenant shall not be required to pay a late charge on the first two (2) late payments in any calendar year provided that such payments are made within ten (10) days after receipt of notice that the same were not paid when due.

     E.   Interest on Past Due Amounts.  If Tenant fails to pay any sum which
          ----------------------------
at any time becomes due to Landlord under any provision of this Lease as and when the same becomes due hereunder, and such failure continues for thirty (30) days after the due date for such payment, then Tenant shall pay to Landlord interest on such overdue amounts from the date due until paid at an annual rate which equals the lesser of (i) eighteen percent (18%) or (ii) the highest rate then permitted by law.

     F.   No Implied Acceptances or Waivers.  Exercise by Landlord of any one or
          ---------------------------------
more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance by Landlord of Tenant's surrender of the Premises, it being understood that such surrender can be effected only by the written agreement of Landlord. Tenant and Landlord further agree that forbearance by Landlord or Tenant to enforce any of its rights under this Lease or at law or in equity shall not be a waiver of such party's right to enforce any one or more of its rights, including any right previously forborne, in connection with any existing or subsequent default. No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention is given to Tenant, and, notwithstanding any such reletting or re-entry or taking possession of the Premises, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any remedies hereunder shall not preclude the pursuit of any other remedy herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages occurring to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of any rent following an Event of Default hereunder shall not be construed as Landlord's waiver of such Event of Default and Tenant's payment of rent after a Landlord default shall not be construed as a waiver of such default. No waiver by Landlord or Tenant of any violation or breach of any of the terms, provisions and covenants of this Lease shall be deemed or construed to constitute a waiver of any other violation or default.

     G.   Reletting of Premises.  In the event of any termination of this Lease
          ---------------------
and/or repossession of the Premises for an Event of Default, Landlord shall use reasonable efforts to relet the Premises and to collect rental after reletting, with no obligation to accept any lessee that Landlord deems undesirable or to expend any funds in connection with such reletting other than customary expenses incurred in connection with new leases or collection of rents therefrom. Tenant shall not be entitled to credit for or reimbursement of any proceeds of such reletting in excess of the rental owed hereunder for the period of such reletting. Landlord may relet the whole or any portion of the Premises, for any period, to any tenant and for any use or purpose.

     H.   Landlord's Default.  If Landlord fails to perform any of its
          ------------------
obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure except as otherwise provided herein, Tenant's exclusive remedy shall be an action for damages. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter; provided that the subsequent owner of the Premises assumes in writing Landlord's obligations accruing hereunder accruing after the date of such transfer. The term "Landlord" shall mean only the owner, for the time being, of the Premises and, in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, provided that such covenants and obligations shall be binding during the Lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision of this Lease, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Project; however, in no event shall any deficiency judgment or any money judgment of any kind be sought or obtained against any Landlord.

     I.   Tenant's Personal Property.  If Landlord repossesses the Premises
          --------------------------
pursuant to the authority herein granted, or if Tenant vacates or abandons all or any part of the Premises, then, in addition to Landlord's rights under Paragraph 27 hereof, Landlord shall have the right to (i) keep in place and use, or (ii) remove and store, all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant, at all times prior to any repossession thereof by any lessor thereof or third party having a lien thereon. In addition to the Landlord's other rights hereunder, Landlord may dispose of the stored property if Tenant does not claim the property within ten
(10) days after the date the property is stored. Landlord shall give Tenant at least ten (10) days prior written notice of such intended disposition. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Landlord a copy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of said instrument. The rights of Landlord herein stated shall be in addition to any and all other rights that Landlord has or may hereafter have at law or in equity, and Tenant stipulates and agrees that the rights granted Landlord under this paragraph are commercially reasonable.

     J.   Landlord's Termination Right.  In the event Tenant vacates all or
          ----------------------------
substantially all of the Premises for any period of one hundred twenty (120) or more consecutive days (other than a vacancy due to a casualty, condemnation, or a vacancy for which Tenant is expressly entitled to abatement of Rent under this Lease), Tenant shall not be in default hereunder; provided however, Landlord shall have the right, but not the obligation, to terminate this Lease by delivering written notice of termination to Tenant prior to the date that Tenant re-occupies all or substantially all of the Premises and upon such termination, Tenant shall have no further obligation hereunder (except for any obligation that expressly survives termination of this Lease).

21. MORTGAGES. Tenant accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or the Building, provided that the foregoing subordination in respect to any mortgage or deed of trust placed on the Project after the date hereof shall not become effective until and unless the holder of such mortgage or deed of trust delivers to Tenant a non-disturbance agreement permitting Tenant, if Tenant is not then in default under this Lease after the expiration of all applicable notice and cure periods, to remain in occupancy of the Premises in accordance with the terms of this Lease in the event of a foreclosure of any such mortgage or deed of trust; and further provided, however, that if the mortgagee, trustee or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant, at any time hereafter within fifteen (15) days after receipt of a request therefor, shall execute a commercially reasonable instrument or other document that may be reasonably requested by any mortgagee, trustee or holder for the purpose of evidencing the foregoing subordination. Tenant shall not terminate this Lease or pursue any other remedy available to Tenant hereunder for any default on the part of Landlord without first giving written notice by certified or registered mail, return receipt requested, to any mortgagee, trustee or holder of any such mortgage or deed of trust, the name and post office address of which Tenant has received written notice, specifying the default in reasonable detail and affording such mortgagee, trustee or holder a reasonable opportunity (but in no event less than thirty (30) days) to make performance, at its election, for and on behalf of Landlord. Landlord represents that the current holder of a mortgage on the Building is Nationwide Life Insurance Company and Landlord shall deliver a subordination, non-disturbance and attornment agreement from the current mortgage holder in the form of Exhibit "B" attached hereto prior to the Commencement Date. In the event Landlord fails to deliver such subordination, non-disturbance and attornment agreement prior to the Commencement Date, Tenant shall be entitled to terminate this Lease by delivering written notice of such termination to Landlord prior to Landlord's delivery of the same to Tenant.

22. MECHANIC'S LIENS. Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the Premises. Tenant will save and hold Landlord harmless from any and all loss, cost or expense, including without limitation attorneys' fees, based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease.

23.  MISCELLANEOUS.

     A.   Interpretation.  The captions inserted in this Lease are for
          --------------
convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease. Any reference in this Lease to rentable area shall mean the gross rentable area as determined by the roofline of the building in question.

     B.   Binding Effect.  Except as otherwise herein expressly provided, the
          --------------
terms, provisions and covenants and conditions in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations in the Premises and in the Building and other property that are the subject of this Lease.

     C.   Evidence of Authority.  Tenant agrees to furnish to Landlord, promptly
          ---------------------
upon demand, a corporate resolution, proof of due authorization by partners or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

     D.   Force Majeure.  Neither Landlord nor Tenant shall be held responsible
          -------------
for delays in the performance of its obligations hereunder (other than the payment of any sum due hereunder) when caused by material shortages, acts of God, labor disputes or other events beyond the control of such party.

     E.   Payments Constitute Rent.  Notwithstanding anything in this Lease to
          ------------------------
the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent.

     F.   Estoppel Certificates.  Tenant agrees, from time to time, within
          ---------------------
fifteen (15) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease, any defaults existing under this Lease (or the absence thereof) and such other factual matters pertaining to this Lease as may be reasonably requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

     G.   Entire Agreement.  This Lease constitutes the entire understanding and
          ----------------
agreement of Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations or representations not expressly set forth in this Lease are of no force or effect. EXCEPT AS SPECIFICALLY PROVIDED IN THIS LEASE, TENANT HEREBY WAIVES THE BENEFIT OF ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR ANY PARTICULAR PURPOSE. Landlord's agents and employees do not and will not have authority to make exceptions, changes or amendments to this Lease, or factual representations not expressly contained in this Lease. Under no circumstances shall Landlord or Tenant be considered an agent of the other.
This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.


     H.   Survival of Obligations.  All obligations of Landlord and Tenant
          -----------------------
hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably agreed by Landlord and Tenant as necessary to put the Premises in good condition and repair, reasonable wear and tear excluded, including without limitation the cost of repairs to and replacements of all heating and air conditioning systems and equipment therein, if the same is required. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as reasonably estimated by Landlord, of Tenant's obligations hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with tenant being liable for any additional costs therefore upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any Security Deposit held by Landlord may, at Landlord's option, be credited against any amounts due from Tenant under this Paragraph 23.H.

     I.   Severability of Terms.  If any clause or provision of this Lease is
          ---------------------
illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then, in such event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     J.   Effective Date.  All references in this Lease to "the date hereof" or
          --------------
similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

     K.   Brokers' Commission.  Tenant represents and warrants that it has dealt
          -------------------
with and will deal with no broker other than Hill Partners (represented by Chris Whitworth), agent or other person in connection with this transaction or future related transactions and that no other broker, agent or other person brought about this transaction, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. Landlord agrees to pay the commissions of Hill Partners due in connection with this Lease pursuant to a separate written agreement with Hill Partners.

     L.   Ambiguity.  Landlord and Tenant hereby agree and acknowledge that this
          ---------
Lease has been fully reviewed and negotiated by both Landlord and Tenant, and that Landlord and Tenant have each had the opportunity to have this Lease reviewed by their respective legal counsel, and, accordingly, in the event of any ambiguity herein, Tenant does hereby waive the rule of construction that such ambiguity shall be resolved against the party who prepared this Lease.

     M.   Joint Several Liability.  If there be more than one Tenant, the
          -----------------------
obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including, without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

     N.   Third Party Rights.  Nothing herein expressed or implied is intended,
          ------------------
or shall be construed, to confer upon or give to any person or entity, other than the parties hereto, any right or remedy under or by reason of this Lease.

     O.   Exhibits and Attachments.  All exhibits, attachments, riders and
          ------------------------
addenda referred to in this Lease, and the exhibits listed herein below and attached hereto, are incorporated into this Lease and made a part hereof for all intents and purposes as if fully set out herein. All capitalized terms used in such documents shall, unless otherwise defined therein, have the same meanings as are set forth herein.

     P.   Applicable Law.  This Lease has been executed in the State of Texas
          --------------
and shall be governed in all respects by the laws of the State of Texas. It is the intent of Landlord and Tenant to conform strictly to all applicable state and federal usury laws. All agreements between Landlord and Tenant, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever shall the amount contracted for, charged or received by Landlord for the use, forbearance or retention of money hereunder or otherwise exceed the maximum amount which Landlord is legally entitled to contract for, charge or collect under the applicable state or federal law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be automatically reduced to the limit of such validity, and if from any such circumstance Landlord shall ever receive as interest or otherwise an amount in excess of the maximum that can be legally collected, then such amount which would be excessive interest shall be applied to the reduction of rent hereunder, and if such amount which would be excessive interest exceeds such rent, then such additional amount shall be refunded to Tenant.

24. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivering of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

     (i) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address for Landlord set forth below or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

     (ii) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

     (iii) Except as expressly provided herein, any written notice, document or payment required or permitted to be delivered hereunder shall be deemed to be delivered when received or, whether actually received or not, upon first attempted delivery on a business day, when sent by United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

25. ADDITIONAL PROVISIONS. See EXHIBIT "C" attached hereto and incorporated herein by reference.

27. LANDLORD'S LIEN. Landlord hereby waives all statutory and contractual liens to which it may be entitled on Tenant's property located in or about the Premises.

     EXECUTED BY LANDLORD as of the 27/th/ day of September, 2000.

                                             BC12 99, Ltd. a Texas limited partnership

                                             By:     ORI, Inc., a Texas corporation, General Partner



                                             ________________________________________________________________
Attest/Witness                               By:
                                             ----------------------------------------------------------------
______________________________________       Title:
                                             ----------------------------------------------------------------
Title:                                       Address:  c/o Trammell Crow Central Texas, Inc.
--------------------------------------       ----------------------------------------------------------------
                                             301 Congress Avenue, Suite 1300, Austin, TX 78701
______________________________________       ----------------------------------------------------------------

     EXECUTED BY TENANT as of the 27/th/ day of September, 2000.


                                             Active Power, Inc., a Delaware corporation


                                             ________________________________________________________________
Attest/Witness                               By:      Dave Gino
                                             ----------------------------------------------------------------
______________________________________       Title:   Vice President/Chief Financial Officer
                                             ----------------------------------------------------------------
Title:                                       Address: 11525 Stonehollow Drive, Suite 135
--------------------------------------       ----------------------------------------------------------------
                                                      Austin, Texas 78758
______________________________________       ----------------------------------------------------------------
                                             Phone:   512-491-3134
                                             ----------------------------------------------------------------

EXHIBIT "A"      Description of Premises
EXHIBIT "A-1"    Legal Description
EXHIBIT "A-2"    Initial Premises
EXHIBIT "A-3"    First Additional Premises
EXHIBIT "A-4"    Second Additional Premises
EXHIBIT "A-5"    Site Plan of Project
EXHIBIT "A-6"    Adjacent Parking Facility
EXHIBIT "A-7"    Approved Location of Load Bank Yard
EXHIBIT "B"      Form Subordination, Non-Disturbance and Attornment Agreement
EXHIBIT "C"      Additional Provisions
EXHIBIT "D"      Sign Criteria

                                  EXHIBIT "A"

                          FLOOR PLAN OF THE PREMISES

                                 EXHIBIT "A-1"

                               LEGAL DESCRIPTION

     Lot 5, Block C, Kramer Lane 65, Section 2, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Volume 81, Page 323, 324 and 325 of Plat Records of Travis County, Texas.

                                 EXHIBIT "A-2"

                        FLOOR PLAN FOR INITIAL PREMISES

                                 EXHIBIT "A-3"

                   FLOOR PLAN FOR FIRST ADDITIONAL PREMISES

                                 EXHIBIT "A-4"

                   FLOOR PLAN OF SECOND ADDITIONAL PREMISES

                                 EXHIBIT "A-5"

                             SITE PLAN OF PROJECT

                                 EXHIBIT "A-6"

                           ADJACENT PARKING FACILITY

                                 EXHIBIT "A-7"

                      APPROVED LOCATION OF LOAD BANK YARD

                                  EXHIBIT "B"

                    FORM OF SUBORDINATION, NON-DISTURBANCE
                           AND ATTORNMENT AGREEMENT


                   NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                   ----------------------------------------


Premises: 126,750 square feet of space located at 2128 Braker Lane, Austin, Texas 78758

Lease Date: September 27, 2000, by and between BC12 99, Ltd., a Texas limited partnership ("Landlord") and Active Power, Inc., a Delaware corporation ("Tenant").

This Agreement is made by and between Tenant, Landlord and Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43216, Attention: Real Estate Investments, 01-34-02, ("Lender") , the holder or proposed holder of a note or other obligation secured, or to be secured, by a mortgage/deed of trust ("Mortgage") upon the Premises and assignee, or proposed assignee of the Lease under an assignment of leases, rents and profits ("Lease Assignment").

     1.   Tenant hereby agrees as follows:

     a. The Lease and the rights of Tenant thereunder are, and shall be, subject and subordinate to the lien of the Mortgage and to all of the terms, conditions and provisions thereof, to all advances made or to be made thereunder, to the full extent of the principal sum and interest thereon from time to time secured thereby, and to an renewal, substitution, extension, modification or replacement thereof, including any increase in the indebtedness secured thereby or any supplements thereto.

     b. Tenant will not pay any rent under the Lease more than one (1) month in advance of its due date.

     c. Tenant will not consent to the modification of any of the terms of the Lease, or to the termination thereof by Landlord, without written approval of Lender, which approval shall not be unreasonably withheld or delayed.

     d. Tenant will not seek to terminate the Lease or to setoff or abate any rent under the Lease by reason of any act or omission of Landlord, until Tenant has given prompt written notice of such act or omission to Lender (at the last address furnished to Tenant) and until Lender has received such notice and has been given the opportunity, but without undertaking Landlord's obligations, to cure the default within a sixty (60) day time period. In he event Lender has begun action to cure the default, but has not completed the same during the sixty (60) day period, Tenant agrees that Lender shall have a reasonable period of time thereafter to so do. If the default is such that it cannot practically be cured by Lender without taking possession of the Premises, Tenant agrees that any right it may have to terminate the Lease or to setoff or abate any rent under the Lease shall be suspended for a reasonable period of time so long as Lender is diligently proceeding to acquire possession of the Premises, by foreclosure or otherwise in order to cure said default.

          e. Tenant will attorn to and recognize Lender or any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s) as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease upon the same terms and conditions set forth in the Lease. Tenant further agrees that Lender or such purchaser shall not be: (i) liable for any act or omission of any prior landlord (including Landlord); (ii) liable for the return of any security deposit not actually received by Lender or such purchaser; (iii) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); (iv) bound by an advance payment of rent or additional rent made by Tenant to Landlord, except for rent or additional rent applicable to the then current month, or (v) bound by any amendment or modification of the Lease made without the written consent of Lender, which consent shall not be unreasonably withheld or delayed.

          f. Upon receipt of notice from Lender, Tenant shall pay all monies then due or becoming due from Tenant under the Lease, to or at the direction of Lender, notwithstanding any provision of the Lease to the contrary. Tenant agrees that neither Lender's demanding or receiving any such payments, nor Lender's exercising any other right, remedy, privilege, power or immunity granted by the Mortgage or the Lease Assignment, will operate to impose any liability upon Lender for performance of any obligation of Landlord under the Lease unless and until Lender elects otherwise in writing. Such payments shall continue until Lender directs Tenant otherwise in writing.

          g. Tenant agrees that, notwithstanding any provision in the Lease to the contrary, all insurance proceeds payable with respect to any casualty loss at the Premises or the real property of which the Premises are a part and any and all awards or other compensation that may be payable for the condemnation of all or any portion of the Premises or the real property of which the Premises are a part, may be applied by Lender, at its option and to the extent set forth in the Mortgage or the Lease Assignment, to the indebtedness secured by the Mortgage.

     2. Lender agrees that, provided Tenant is not in default under the terms of the Lease beyond any applicable notice or grace periods, Tenant's right of possession to the Premises shall not be affected or disturbed by Lender in the exercise of any of its rights under the Mortgage or the note secured thereby , the leasehold estate granted by the Lease be not be affected in any manner and the rights of Tenant granted under the Lease shall not be affected in any manner.

     3. The agreements herein contained shall be binding upon and shall inure to the benefit of the parties hereto, their respective participants, successors and permitted assigns.

     4. If Lender shall (a) advise Tenant that Landlord is in default under the Mortgage, and (b) direct Tenant to pay directly to Lender all monies then due or becoming due from Tenant under the Lease, then the Landlord hereby authorizes Tenant to pay directly to Lender all monies then due and thereafter coming due under the Lease, without any further authorization by Landlord and notwithstanding any protest by Landlord; and Landlord hereby agrees that any sums paid by Tenant to Lender pursuant to the provisions of this Paragraph 4 shall be deemed to have been paid by Tenant to Landlord under the Lease, and Tenant shall have no liability to Landlord whatsoever for any sums so paid by Tenant directly to Lender, whether or not Landlord protests the same.

DATED:  _________________, 20___



                      TENANT:

                      ACTIVE POWER, INC., a Delaware corporation


                      By:____________________________________________
                      Name:__________________________________________
                      Title:_________________________________________


                      LANDLORD:

                      BC12 99 LTD., a Texas limited partnership

                      By:     ORI, Inc., a Texas corporation, general partner


                              By:____________________________________
                              Name:__________________________________
                              Title:_________________________________

                      LENDER:

                      NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation


                      By:____________________________________________
                      Name: Robert H. McNaghten
                      Title: Vice President



STATE OF OHIO        )
         ----
                     )
COUNTY OF FRANKLIN   )
          --------

The foregoing instrument was acknowledged before me this _____ day of ________________, 2000 by Robert H. McNaghten, Vice President of Nationwide Life Insurance Company, an Ohio corporation, on behalf of the corporation.


[NOTARIAL SEAL]                              __________________________________
                                             Notary Public

My commission expires:

____________________________



STATE OF TEXAS             )
                           )
COUNTY OF TRAVIS           )

The foregoing instrument was acknowledged before me this _____ day of ________________, 2000 by ______________________, __________________________ of
Active Power, Inc., a Delaware corporation, on behalf of the corporation.


[NOTARIAL SEAL]                              __________________________________
                                             Notary Public

My commission expires:

____________________________

STATE OF TEXAS           )
                         )
COUNTY OF TRAVIS         )

The foregoing instrument was acknowledged before me this _____ day of ________________, 2000 by ______________________, the ___________________ of
ORI, Inc., a Texas corporation, as general partner of BC 12 99, Ltd., a Texas limited partnership, on behalf of said limited partnership.


[NOTARIAL SEAL]                              ___________________________________
                                             Notary Public

My commission expires:

____________________________

                                  EXHIBIT "C"

                             ADDITIONAL PROVISIONS



TENANT FINISH ALLOWANCE
------------------------

(a) Tenant, at its sole cost and expense (subject to payment with the Finish Allowance (hereinafter defined)), shall submit to Landlord (i) architectural and engineering drawings of the work to be performed by Tenant in the Premises (the "Tenant's Work") and specifications for Tenant's Work (such architectural and engineering drawings and specifications are herein collectively referred to as the "Tenant's Plans"). Within ten (10) days after receipt by Landlord of Tenant's Plans, Landlord (i) shall give its written approval thereto or (ii) if Landlord reasonably believes that the work reflected on the Tenant's Plans does not comply with the Approval Criteria (hereinafter defined), shall request revisions or modifications to the Tenant's Plans (but only to the extent the same fails to comply with the Approval Criteria). Tenant shall submit such revisions or modifications to Landlord. Within five (5) days following receipt by Landlord of such revisions or modifications, Landlord shall give its written approval thereto or shall request other revisions or modifications therein (but relating only to the extent Tenant has failed to comply with Landlord's earlier requests). The preceding two sentences shall be implemented repeatedly until Landlord gives its written approval to the Tenant's Plans. If Landlord shall fall to respond to Tenant's Plans with its approval or request for revision s/modification within the time period(s) provided above, such failure shall be deemed Landlord's approval of Tenant's Plans. The Tenant's Plans as approved (or deemed approved) by Landlord shall herein be referred to as the "Final Tenant's Plans". Notwithstanding anything to the contrary set forth herein or in the Lease, Tenant shall not be required to remove any portion of Tenant's Work contained in the existing office portion of the Premises (the location of which is shown on Exhibit A-1 attached hereto) at the end of the Lease Term
                  -----------
unless Landlord shall notify Tenant of such requirement in writing (which shall specifically describe that portion of the Tenant's Work that must be removed) at the time Landlord approves the Tenant's Plans.

(b) Landlord shall be entitled to object to any proposed Tenant Work, which when completed, either (x) will adversely affect the structural integrity of the Building or (y) will adversely affect the functioning outside the Premises of any Building System (in either case, other than to a de minimus extent) (the criteria specified in clauses (x) and (y) are herein referred to as the "Approval Criteria").

(c) Except as otherwise set forth in the Lease, Tenant may perform the Tenant's Work with any general contractor(s), construction manager(s), subcontractors and trade contractors as Tenant elects. Tenant shall perform the Tenant's Work in accordance with (i) the Final Tenant's Plans (subject to part (d) below)), (ii) good construction practices, and (iii) all applicable laws.

(d) At any time after the Final Tenant's Plans are approved (or deemed approved) by Landlord and thereafter throughout Tenant's prosecution of the Tenant's Work, Tenant shall be permitted to direct changes in the Tenant's Work (each a "Tenant Change Order") (it being agreed, however, that Tenant must obtain Landlord's consent before prosecuting any Tenant Change Order that constitutes a material alteration (each, a "Material Tenant Change Order")). Within seven (7) days after its receipt of any proposed Material Tenant Change Order, Landlord (i) shall give its written approval thereto or (ii) if Landlord reasonably believes that such Material Tenant Change Order does not comply with the Approval Criteria, shall request revisions or modifications to such Material Tenant Change Order (but only to the extent the same fails to comply with the Approval Criteria). Upon its receipt of any such request from Landlord, Tenant, if it wishes to pursue such Material Tenant Change Order, shall submit such revisions or modifications to Landlord. Within five (5) days following receipt by Landlord of such revisions or modifications, Landlord shall give its written approval thereto or shall request other revisions or modifications therein (but relating only to the extent Tenant has failed to comply with Landlord's earlier requests). The preceding two sentences shall be implemented repeatedly until Landlord gives its written approval to the Material Tenant Change Order in question. If Landlord falls to make a submission or furnish a response timely in accordance with the provisions of this paragraph (d), Landlord shall be deemed to have approved the Material Tenant Change Order in question. Once approved or deemed approved by Landlord, a Material Tenant Change Order shall become part of the Final Tenant's Plans and the work shown on such Material Tenant Change Order shall be part of the Tenant's Work

(e) Landlord, at Tenant's expense, shall reasonably cooperate with Tenant's efforts to obtain any permits, certificates or final approvals in connection with any portion of the Tenant's Work including, without limitation, executing and delivering any documents or instruments that Landlord is required to sign and which are reasonably required by Tenant in connection therewith. If, as a result of any failure by any tenant of the Building to comply with the terms of such tenant's lease, Tenant cannot obtain any required permits, approvals or certificates in connection with any portion of the Tenant's Work, then Landlord shall use commercially reasonable efforts to cause such tenant to comply with the terms of such tenant's lease to the extent necessary to enable Tenant to obtain such permits, approvals or certificates. Landlord shall not be entitled to impose upon Tenant any charges or fees of any kind (including, without limitation, charges or fees for profit, overhead or supervision) in connection with any Tenant's Work.

(f) Landlord shall provide Tenant with a Tenant Finish Allowance (the "Finish Allowance") equal to One Hundred Thousand and no/100 Dollars ($100,000.00) to be used by Tenant to pay the cost of the Tenant's Work, including without limitation, space planning costs, architectural and engineering fees, general contractor fees and other similar fees and expenses. Tenant shall bear the entire cost of any Tenant's Work in excess of the Finish Allowance and shall pay for such excess over the Finish Allowance directly to the contractors performing the Tenant's Work. Landlord shall pay the Finish Allowance to Tenant within thirty (30) days after substantial completion of the Tenant's Work and Tenant's delivery to Landlord of final lien waivers from all contractors performing the Tenant's Work.

RENEWAL OPTION
--------------

Provided that there is no Event of Default existing at the time of Tenant's election renew or as of the commencement of any renewal term, Tenant shall have the right and option to renew this Lease for one (1) additional term of three
(3) years (the "First Renewal Term") and one (1) additional term of two (2) years (the "Second Renewal Term") by delivering written notice of Tenant's exercise of such renewal option to Landlord at least One Hundred Eighty (180) days prior to the expiration date of the then current Lease term. Upon the delivery of said notice and subject to the conditions set forth in the preceding sentence, this Lease shall be extended upon the same terms, covenants and conditions as provided in this Lease, except that the Base Rent payable during First Renewal

Term and the Second Renewal Term, as applicable, shall be the greater of (i) the Base Rent for the last day of the initial Lease Term, or (ii) the Base Rent determined pursuant to the Consumer Price Index calculation below, and the rent payable for the parking spaces in the Adjacent Parking Facility shall be mutually determined by Landlord and Tenant.

                     Renewal Base Rent = Base Rentn x  (CPI of Dec, of yearn)
                                                        --------------------
                                                       (CPI of Dec, of yearn-1)
                                 //n// = last year of current term

The monthly Base Rent shall increase five percent (5%) halfway through the applicable renewal term.

PRIVATE DRIVE:
-------------

Tenant desires that the private drive providing access to the Building and the building known as Braker K currently known as Dell Drive be re-named to Active Power Drive. Tenant acknowledges that the private drive is not owned by the Landlord and therefore the Landlord does not have the authority to rename the drive Active Power Drive. Landlord agrees to cooperate with Tenant to facilitate the desired name changed.

                                  EXHIBIT "D"

                                 SIGN CRITERIA

                                       1